SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2001

ECOLAB INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

370 Wabasha Street North, St. Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, include area code:  651-293-2233

(Not applicable)

(Former name or former address, if changed from last report.)

Item 2.  Acquisition or Disposition of Assets.

On November 30, 2001, Ecolab Inc., a Delaware corporation (the "Company") acquired the 50 percent of the Henkel-Ecolab joint venture ("Henkel-Ecolab") which the Company did not own, from its joint venture partner, Henkel KGaA, Dusseldorf, Germany ("Henkel") for a purchase price of 483,631,000 Euro (approximately $433,000,000 at November 30, 2001 exchange rates), subject to adjustment for post-closing adjustments and indemnity claims ("Purchase Price").  The Company and Henkel had jointly operated Henkel-Ecolab since July 1991.  The acquisition is referred to herein as the "Transaction."

Henkel-Ecolab provides cleaning and sanitizing systems and service solutions to institutional and industrial companies throughout Europe.  Offerings include detergents, sanitation cleaners, dispensing and measuring equipment, cleaning machines, training and service.  Customers include hotels and restaurants; foodservice, healthcare and educational facilities; light industry; dairy plants and farms, as well as food and beverage processors throughout Europe.

Prior to the Transaction, the Company accounted for its interest in Henkel-Ecolab under the equity method of accounting.  As a result of the Transaction, the legal entities constituting Henkel-Ecolab became wholly-owned entities of the Company's international operations. The assets, liabilities, revenues, expenses and cash flows of Henkel-Ecolab will be reflected in the Company's consolidated financial statements from the date of acquisition.

The Company paid the Purchase Price by issuing Euro-denominated notes to Henkel or its affiliates (the "Notes").  The Notes are due in 60 days, bear interest at a rate per annum of 3.73708 percent and are prepayable in full or in part.

The Company intends to retire these Notes at or prior to their maturity with proceeds from the issuance of U.S. dollar commercial paper supported by bank credit facilities.  The Company has entered into a 364-day Revolving Credit Facility in the amount of $175,000,000 and a 180-day Revolving Credit Facility in the amount of $275,000,000 (collectively, the "Credit Facilities") with a consortium of banks with Citicorp USA, Inc. as Agent for the banks.  The Credit Facilities will be available to repay the Notes or to support issuance of commercial paper for such purpose and for general corporate purposes.  The Company is considering the issuance of term debt at a later time to replace some of the commercial paper.

In connection with the Transaction, Henkel and the Company entered into a Second Amended and Restated Stockholder's Agreement (the "Stockholder's Agreement") containing certain restrictions pertaining to, among other things, Henkel's acquisition, transfer and voting of the Company's Common Stock.  In addition, Henkel is entitled to designate nominees for election to the Company's Board of Directors proportionate to its ownership of Common Stock (rounded down to the nearest whole number).  Currently, three Henkel-designated nominees serve on the Company's 11-member Board of Directors.  A copy of the Stockholder's Agreement is included in this Current Report on Form 8-K as Exhibit (4), and the description herein is qualified in its entirety by reference to the Stockholder's Agreement.

As a part of the Transaction, Henkel will continue for up to two years, subject to mutually agreed year-to-year extensions, to provide to the Company's European businesses certain services and arrangements which Henkel previously provided to Henkel–Ecolab prior to the Transaction on financial and other terms substantially similar to those in place on November 30, 2001. These include leased office space; certain accounting, finance, payroll, human resources, information and other administrative services; and contract manufacturing and supply agreements.

Pursuant to an Intellectual Property Agreement entered into in connection with the Transaction:  (i) Henkel transferred certain trademarks and patents used by Henkel-Ecolab to the Company and the Company granted a perpetual royalty-free license back to Henkel to use such transferred intellectual property outside of the cleaning and sanitizing field; and (ii) Henkel granted a perpetual (in a limited number of cases, the license for certain trademarks is limited to five years) royalty-free license to the Company to use certain other trademarks, patents and technology used by Henkel-Ecolab which were not transferred to the Company. The Intellectual Property Agreement is included in this Current Report on Form 8-K as Exhibit (10) and the description herein is qualified in its entirety by reference to the Intellectual Property Agreement.

At the time of the Transaction, Henkel reported that it beneficially owned approximately 27.6 percent of the Company's outstanding Common Stock ( 27.3 percent on a fully diluted basis).

A copy of the news release issued by the Company on November 30, 2001 is attached as Exhibit (99)A.

FORWARD-LOOKING STATEMENTS AND RISK FACTORS

This Current Report on Form 8-K contains various "Forward-Looking Statements" within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements, which represent Ecolab's expectations or beliefs concerning various future events, include the expectation for refinancing the 60-day Notes, and are based on current expectations that involve a number of risks and uncertainties which could cause actual results to differ materially from those of such Forward-Looking Statements.  Ecolab's ability to initially refinance the 60-day Notes with commercial paper can be affected by then-prevailing market conditions when commercial paper would be issued.  Ecolab undertakes no duty to update these Forward-Looking Statements.

Item 7.  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(1)

Pursuant to General Instruction B(3) of Form 8-K, the Combined Balance Sheets as of November 30, 2000 and 1999 and the Combined Statements of Income and Comprehensive Income, of Cash Flows and of Equity for each of the three years in the period ended November 30, 2000 of Henkel-Ecolab, together with the related Report of Independent Accountants have been previously filed by the Company under Item 14 I(3) of the Company's Annual Report on Form 10-K for the year ended December 31, 2000 (File No. 1–9328).

	(2)	The following unaudited interim financial statements of Henkel-Ecolab and footnotes thereto are filed as a part of this Current Report on Form 8–K.

		(i)	The unaudited interim Combined Statements of Income and Comprehensive Income for the nine months ended August 31, 2001 and 2000.

		(ii)	The unaudited interim Combined Balance Sheet as of August 31, 2001.

		(iii)	The unaudited interim Combined Statements of Cash Flows for the nine months ended August 31, 2001 and 2000.

	(b)	Pro forma financial information.

Pro forma financial information will be filed as soon as practicable, but in any event not later than 60 days after the date this Report on Form 8-K was required to be filed.

	(c)	Exhibits

(2)A.

Master Agreement, dated December 7, 2000, between Ecolab Inc. and Henkel KGaA – Incorporated by reference to Exhibit 18 of HC Investments, Inc.'s and Henkel KGaA's Amendment No. 5 to Schedule 13D dated July 16, 1991.

(2)B.

Amendment No. 1 to the Master Agreement, dated December 7, 2000, between Ecolab Inc. and Henkel KGaA – Incorporated by reference to Exhibit (10)A of the Company's Form 10-Q for the quarter ended September 30, 2001.

		(4)	Second Amended and Restated Stockholder's Agreement between Henkel KGaA and Ecolab Inc., dated November 30, 2001.

		(10)	Intellectual Property Agreement dated November 30, 2001, between Ecolab Inc. and Henkel KGaA.

		(99)A.	News Release dated November 30, 2001.

		(99)B.	Credit Agreement (364 Day Facility) dated December 7, 2001, among the Company, the banks parties thereto (the “Banks”) and Citicorp USA, Inc., as Agent for the Banks.

		(99)C.	Credit Agreement (180 Day Facility) dated December 7, 2001, among the Company, the banks parties thereto (the “Banks”) and Citicorp USA, Inc., as Agent for the Banks.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

By:	/s/Kenneth A. Iverson
Kenneth A. Iverson
Vice President and Secretary

Date:  December 12, 2001

Henkel-Ecolab

Combined Statements of Income and Comprehensive Income

	Nine Months ended	Nine Months ended
(Thousands EUR)	August 31, 2001	August 31, 2000
	(unaudited)	(unaudited)

Net Sales	720,297	685,724
Cost of Sales	320,913	299,544
Selling, General and Administrative Expenses	336,436	318,945
Royalties to Parents	5,676	5,479

Operating Income	57,272	61,756
Other Income (Expense), net	369	(344)

Income before Income Taxes	57,641	61,412
Provision for Income Taxes	23,131	26,478

Net Income	34,510	34,934

Other Comprehensive Income (Expense), net of Tax	(2,742)	5,094

Comprehensive Income	31,768	40,028

See accompanying Notes to Combined Financial Statements

Henkel-Ecolab

Combined Balance Sheet

August 31,
(Thousands EUR)	2001
(unaudited)

Assets

Cash and Cash Equivalents	5,349
Accounts Receivable, net	225,200
Accounts Receivable from Related Parties	4,332
Loans to Related Parties	497
Inventories	125,657
Prepaid Expenses and Other Current Assets	37,133
Deferred Taxes	5,000

Current Assets	403,168

Property, Plant and Equipment, net	96,664
Intangible and Other Assets, net	60,202
Deferred Taxes	10,848

Total Assets	570,882

Liabilities and Equity

Accounts Payable	66,009
Accounts Payable to Related Parties	12,106
Loans from Related Parties	-
Accrued Liabilities	114,528
Income Taxes Payable	30,835
Deferred Taxes	1,181
Current Portion of Long Term Debt	2,014
Short Term Debt	25,762
Current Portion of Employee Benefit Obligations	5,145

Current Liabilities	257,580

Contingent Liabilities

Employee Benefit Obligations, less Current Portion	70,513
Long Term Debt, less Current Maturities	-
Deferred Taxes	3,985

Combined Equity

Contributed Capital	85,906
Retained Earnings	157,779
Other Accumulated Comprehensive Income	(4,881)
238,804

Total Liabilities and Equity	570,882

See accompanying Notes to Combined Financial Statements

Henkel-Ecolab

Combined Statements of Cash Flows

	Nine Months ended	Nine Months ended
(Thousands EUR)	August 31, 2001	August 31, 2000
	(unaudited)	(unaudited)

Net Income	34,510	34,934

Adjustments to Reconcile Net Income to Cash Provided by Operating Activities
Depreciation and Amortization	33,966	32,252
Equity in Income of Affiliated Company	(958)	(732)
Provision for Doubtful Accounts	5,215	2,561
Gain on Sale of Property and Equipment	(139)	(191)
Deferred Income Taxes	1,049	(555)

Changes in Operating Assets and Liabilities
Increase in Accounts Receivable	(7,773)	(10,746)
Decrease in Accounts Receivable from Related Parties	4,499	2,145
Increase in Inventories	(23,161)	(2,405)
Decrease in Accounts Payable and Accrued Liabilities	(4,250)	(9,900)
Increase in Accounts Payable to Related Parties	1,443	434
Increase in Income Taxes Payable	1,197	5,610
Increase in Prepaid Expenses and Other Current Assets	(6,151)	(18,838)
Increase in Employee Benefit Obligations	1,541	4,207

Cash Provided by Operating Activities	40,988	38,776

Investing Activities
Expenditures for Property and Equipment	(30,036)	(30,212)
Expenditures for Intangible and Other Assets	(1,532)	(3,309)
Proceeds from Sale of Property and Equipment	1,787	7,333

Cash Used for Investing Activities	(29,781)	(26,188)

Financing Activities
Proceeds from Bank Debt, net	18,830	4,034
Increase in Loans from Related Parties	175	3,812
Decrease in Loans to Related Parties	5,542	5,183
Dividends paid	(37,636)	(32,111)

Cash Used for Financing Activities	(13,089)	(19,082)

Effect of Exchange Rate Changes	163	5,813

Decrease in Cash and Cash Equivalents	(1,719)	(681)

Cash and Cash Equivalents at Beginning of Period	7,068	6,037

Cash and Cash Equivalents at End of Period	5,349	5,356

See accompanying Notes to Combined Financial Statements

Henkel-Ecolab

Footnotes to the Combined Financial Statements (Unaudited)

1. COMBINED FINANCIAL STATEMENTS

The unaudited combined balance sheet as of August 31, 2001 and the related combined statements of income and comprehensive income and of cash flows for the nine months ended August 31, 2001 and August 31, 2000, reflect, in the opinion of management, all adjustments necessary for a fair presentation of the financial condition and results of operations for the interim periods. The results of operations for any interim period are not necessarily indicative of results for the full year.  The unaudited combined financial statements should be read in conjunction with the Company’s combined financial statements and notes thereto for the year ended November 30, 2000.

2. ADOPTION OF NEW ACCOUNTING STANDARDS

In the first quarter, the Company adopted FAS 133 ”Accounting for Derivative Financial Instruments and Hedging Activities”. The impact was immaterial to the combined financial statements.

The Company intends to adopt Emerging Issues Task Force Issue No. 00-10 “Accounting for Shipping and Handling Fees and Costs” in the fourth quarter.  The Company currently records shipping and handling costs within selling, general and administrative expenses.  These costs, which approximate 60 million Euros, will be reclassified to cost of goods sold in the year-end accounts and the prior year’s results will be adjusted to conform to the new presentation.

3. ADOPTION OF NEW CURRENCY REPORTING

Prior to April 1, 2001, Henkel-Ecolab prepared and reported its combined financial statements in Deutsche Marks (”DM”). Beginning April 1, 2001, Henkel-Ecolab presented its combined financial statements as of and for the quarter ended May 31, 2001 in Euro (”EUR”). Accordingly figures for 2000 are shown in EUR using the Official Fixed Exchange Rate of 1 EUR = DM 1.95583. Henkel-Ecolab’s 2000 Euro combined financial statements depict the same trends as would have been presented if it had continued to present its Combined Financial Statements in Deutsche Marks. The Company’s Combined Financial Statements will however not be comparable to the Euro financial statements of other companies that previously reported their financial information in a currency other than Deutsche Marks.

4. BALANCE SHEET INFORMATION

(Thousands EUR)	August 31,
2001
(unaudited)

Accounts Receivable, net
Accounts Receivable, Trade	239,131
Allowance for Doubtful Accounts	(13,931)
225,200

Inventories
Raw Materials	24,299
Work in Process	6,769
Finished Goods	94,589
Total	125,657

Property, Plant and Equipment, net
Land	2,306
Buildings and Improvements	38,366
Machinery and Equipment	86,781
Merchandising Equipment, Furniture and Fixtures	192,528
Construction in Progress	4,225
324,206
Accumulated Depreciation and Amortization	(227,542)
Total	96,664

Intangible and Other Assets, net
Goodwill on Acquisitions prior to July 1,1991	10,707
Goodwill on Acquisitions after July 1,1991	55,523
Other Intangible Assets, including Capitalized
Computer Software	46,180
Additional Minimum Pension Liability	2,059
114,469
Accumulated Amortization	(62,254)
Total Intangible Assets, net	52,215
Other Assets, net	7,987
Total	60,202

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	METHOD OF FILING
(2)A.

Master Agreement, dated December 7, 2000 between Ecolab Inc. and Henkel KGaA – Incorporated by reference to Exhibit 18 of HC Investments, Inc.'s and Henkel KGaA's Amendment No. 5 to Schedule 13D dated July 16, 1991.

Incorporated by reference to Exhibit 18 of HC Investments, Inc.'s and Henkel KGaA's Amendment No. 5 to Schedule 13D dated July 16, 1991.

(2)B.

Amendment No. 1 to the Master Agreement, dated December 7, 2000, between Ecolab Inc. and Henkel KGaA – Incorporated by reference to Exhibit (10)A of the Company's Form 10-Q for the quarter ended September 30, 2001.

Incorporated by reference to Exhibit (10)A of the Company's Form 10-Q for the quarter ended September 30, 2001.

(4)	Second Amended and Restated Stockholder's Agreement between Henkel KGaA and Ecolab Inc. dated November 30, 2001.	Filed herewith electronically.

(10)	Intellectual Property Agreement dated November 30, 2001 between Ecolab Inc. and Henkel KGaA.	Filed herewith electronically.

(99)A.	Ecolab Inc. News Release dated November 30, 2001.	Filed herewith electronically.

(99)B.	Credit Agreement (364 Day Facility) dated December 7, 2001, among the Company, the banks parties thereto (the “Banks”) and Citicorp USA, Inc., as Agent for the Banks.	Filed herewith electronically.

(99)C.	Credit Agreement (180 Day Facility) dated December 7, 2001, among the Company, the banks parties thereto (the “Banks”) and Citicorp USA, Inc., as Agent for the Banks.	Filed herewith electronically.